STATEMENT OF ADDITIONAL INFORMATION

Dated April 29, 2005

For

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-THRIVENT (847-4836)

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

Thrivent Partner Small Cap Value Portfolio

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

Thrivent Partner All Cap Portfolio

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Thrivent Series Fund, Inc. (the “Fund”) dated April 29, 2005. The Report of Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Fund for the fiscal year ended December 31, 2004, is a separate report furnished with this Statement of Additional Information and is incorporated herein by reference. To receive a copy of the Prospectus or the Annual Report for the Fund, write to Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) THRIVENT (847-4836).

Page
HISTORY OF THE FUND	SAI-3

INVESTMENT POLICIES AND RESTRICTIONS	SAI-3

FUND MANAGEMENT	SAI-18

CONTROL PERSONS AND PURCHASES OF SECURITIES

INVESTMENT ADVISERS, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS	SAI-29

OTHER SERVICES	SAI-40

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS	SAI-44

CAPITAL STOCK	SAI-48

NET ASSET VALUE	SAI-49

TAX STATUS	SAI-51

DISTRIBUTIONS	SAI-52

DESCRIPTION OF DEBT RATINGS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	SAI-54

PROXY VOTING POLICIES	Appendix A

HISTORY OF THE FUND

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), organized as a Minnesota corporation on February 24, 1986. Prior to May 1, 2004, the Fund was known as LB Series Fund, Inc. The Fund is made up of 31 separate series or “Portfolios”. Each Portfolio of the Fund, other than the Thrivent Allocation Portfolios, as defined below, is diversified. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS

Additional Investment Practices

In addition to those practices stated in the Prospectus, various Portfolios may purchase the securities or engage in the transactions described below.

Thrivent Allocation Portfolios

Each of the Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio (each, a “Thrivent Allocation Portfolio” and collectively, the “Thrivent Allocation Portfolios”) is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other series of the Fund. Currently, as required by Section 12(b)(1)(G) of the 1940 Act, each Thrivent Allocation Portfolio may only invest in other affiliated mutual funds, as well as Government Securities and Short-Term Paper (as such terms are defined in the 1940 Act), and must meet certain other conditions. The Thrivent Allocation Portfolios will also invest in other securities as and to the extent permitted by the 1940 Act or rule or order of the Securities and Exchange Commission (“SEC”). As of the date of this SAI, the SEC has proposed but not yet adopted rules that would give funds of funds greater flexibility in the types of investments they can make. If the rules are adopted as proposed, the Thrivent Allocation Portfolios may be able to invest in other investment companies that are unaffiliated with the Fund (to a limited extent) and in other securities such as stocks, bonds and other types of investments.

None of the Thrivent Allocation Portfolios is “diversified” within the meaning of the 1940 Act because it intends to invest primarily in shares of other series of the Fund. A mutual fund is diversified if at least 75% of the value of its total assets is represented by Government Securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.

Other Securities

The Thrivent Technology Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Partner Mid Cap Value Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Balanced Portfolio and, to the extent permitted by the 1940 Act or rule or order of the SEC, Thrivent Allocation Portfolios may each invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Portfolios may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts and or trusts.

The Thrivent Technology Portfolio, Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Partner Mid Cap Value Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, and Thrivent Real Estate Portfolio will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa”, as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB”, as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings”. Securities rated below investment grade (sometimes referred to as “high yield” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

Thrivent High Yield Portfolio, Thrivent High Yield Portfolio II, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio and Thrivent Mortgage Securities Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

Bank Instruments

Thrivent Money Market Portfolio may invest in bank instruments including, but not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by Thrivent Financial for Lutherans (“Thrivent Financial”) or a subadviser to be creditworthy.

Restricted Securities

The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Portfolios will invest more than 15% of its net assets in illiquid securities (10% in the case of the Thrivent Money Market Portfolio).

Reverse Repurchase Agreements

Each Portfolio also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolio will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio’s records at the trade date and maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

Each Portfolio may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions

The Portfolios may enter into dollar roll transactions with respect to mortgage securities in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs or higher taxes for the Portfolios, the adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The Portfolios may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.

Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Structured Securities

The Portfolios may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

Variable Rate Demand Notes

The Portfolios may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The extent to which the Portfolios can purchase these securities is subject to Rule 2a-7 under the 1940 Act. These notes are normally not traded, and there is no secondary market for the notes. However, a Portfolko may demand payment of the principal for such Portfolio at any time. The Portfolios’ purchases of variable rate master demand notes are limited to those: (1) rated in one of the two highest rating categories by a NRSRO; or (2) that have been issued by an issuer that has received a rating from the requisite NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might not be able to dispose of the note due to the absence of a secondary market. A Portfolio might suffer a loss to the extent of the default. The Portfolios only invest in variable rate master demand notes when they deem them to involve minimal credit risk.

Lending Securities

(All Portfolios Except the Thrivent Money Market Portfolio)

Consistent with applicable regulatory requirements, each Portfolio may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. In electing to engage in securities lending for a Portfolio, Thrivent Financial will take into account the investment objective and principal strategies of the Portfolio. For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by carefully selecting of borrowers and securities to be lent and by monitoring collateral.

No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

Put and Call Options (All Portfolios Except the Thrivent Money Market Portfolio)

As described below, each Portfolio except the Thrivent Money Market Portfolio may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” we hold the security underlying the option or the right to obtain it at no additional cost. If the option is not covered, the Portfolio will earmark liquid securities as collateral. When a Portfolio sells put options, the collateral must be equal to the purchase obligation of the Portfolio, less any amount maintained as margin. When a Portfolio sells a call option, collateral must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling (“Writing”) Covered Call Options: The Portfolios may from time to time sell (“write”) covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or a closing transaction is made.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options: The Portfolios may from time to time sell (“write”) covered put options if the put option is part of a combined position (see “Combined Position Option” below). As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security. The Portfolio will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.

Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their investments. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options: As part of its options transactions, the Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Combined Position Options: The Portfolios may purchase and sell options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may engage in “straddle” and “spread” transactions. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Portfolio will depend on Thrivent Financial’s or the subadviser’s perception of anticipated market movements.

Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its investment adviser. Despite the investment adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures”.

Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when its investment adviser or subadviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the Portfolio expires or is exercised.

Closing Transactions: The Portfolios may dispose of options that they have written by entering into “closing purchase transactions”. Those Portfolios may dispose of options that they have purchased by entering into “closing sale transactions”. A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures

(All Portfolios Except Thrivent Money Market Portfolio)

Selling Futures Contracts: The Portfolios may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Portfolios. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; government mortgage-backed securities; corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.

Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker that are called “margin” by commodities exchanges and brokers.

The payment of “margin” in these transactions is different than purchasing securities “on margin”. In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a “good faith deposit” by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay “variation margin” equal to the daily change in the value of the position held by the Portfolio.

Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Portfolios may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Portfolio intends to purchase. A Portfolio would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities that a Portfolio intends to purchase.

Options on Futures Contracts: The Portfolios may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Portfolio intends to purchase.

Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.

Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Portfolio will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio’s existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Portfolio’s total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

In addition, the Thrivent Partner All Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Hybrid Investments

(All Portfolios Except the Thrivent Money Market Portfolio)

As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high risk derivative) that have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counter party to the transaction would be a risk factor that the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Risks of Transactions in Options and Futures

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Financial or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Financial’s or a Portfolio’s subadviser’s accuracy in predicting the future changes in interest rate levels and securities price movements.

A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box

The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box”. A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Portfolios will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Currency Exchange-Related Securities and Foreign Currency Transactions

Foreign Currency Warrants. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark.

The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts would include, but not be limited to, the following:

(1)	When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

(2)	When a Portfolio determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio’s securities denominated in such foreign currency.

(3)	Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio.

(4)	The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

(5)	Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Financial and the subadvisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolios are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Other Investment Companies

Each Portfolio may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses that would result in the Fund paying its proportionate share. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a Portfolio can invest in other investment companies is limited by federal securities laws.

Exchange Traded Funds (ETFs)

(All Portfolios Except the Thrivent Money Market Portfolio)

ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Portfolio could purchase shares in an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Passive Foreign Investment Companies

(All Portfolios Except the Thrivent Money Market Portfolio)

Each Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments. In addition, the Portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s holdings on a selective basis.

The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Financial may post portfolio holdings information on its website (www.Thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

Thrivent Financial may distribute or authorize the distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Portfolio. Thrivent Financial may also distribute or authorize distribution of information about a Portfolio’s holdings that is not publicly available to the Portfolio’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, including, without limitation, the custodian, fund accountant, auditor, proxy voting service provider, pricing service, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Portfolios by rating agencies. In addition, the Portfolio may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants advising qualified plans or the Adviser. A Portfolio may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Portfolio with potential transactions and management of the Portfolio.

Information may be disclosed with any frequency and any time lag, as appropriate. Thrivent Financial does not expect to disclose information about a Portfolio’s holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolio’s shares

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, however, the Trust’s Chief Compliance Officer or a designated attorney in Thrivent Financial’s Securities Law Department must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Fund, Thrivent Financial or their affiliates receive any consideration or compensation for disclosing the information.

In accordance with these policies and procedures, the Portfolios have ongoing arrangements to provide the Portfolios’ portfolio holding information to State Street Bank and Trust Company (custodian and securities lending agent) at the end of each day, to Lipper, Bloomberg, Vickers Stock Research Corporation, Thompson Financial, Standards & Poors and the Portfolios’ subadvisers (limited to the portion of the portfolios managed by the subadviser) on a monthly basis one day after the end of the month, to Morningstar, Inc. on a monthly basis 60 days after the end of the month, and to Callan Associates on a quarterly basis one day after the end of the quarter.

As part of the annual review of the compliance policies and procedures of the Portfolios, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.

Investment Limitations

The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions:

1.	None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio’s total assets immediately after the time of such borrowing.

2.	None of the Portfolios may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the Securities and Exchange Commission.

3.	None of the Portfolios will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. This restriction does not apply to the Thrivent Allocation Portfolios, which are “non-diversified” within the meaning of the 1940 Act.

4.	None of the Portfolios will buy or sell real estate, except that any Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

5.	None of the Portfolios may purchase or sell commodities or commodity contracts, except that any Portfolio may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	None of the Portfolios may make loans, except that any Portfolio may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.	None of the Portfolios will underwrite the securities of other issuers, except where the Portfolio may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending.

8.	None of the Portfolios will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act). In addition, with respect to the Thrivent Money Market Portfolio, this restriction does not apply to instruments issued by domestic banks. This restriction does not apply to the Thrivent Allocation Portfolios, which primarily invest in other Portfolios of the Fund that could be considered to be in the same industry.

The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:

1.	None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio’s total assets are outstanding. The Portfolios intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.

2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Portfolio’s total assets.

3.	None of the Portfolios currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.	The fundamental investment restriction with respect to 75% of a Fund’s total assets will not invest in repurchase agreements that are collateralized by other investment companies.

The Fund has applied for an exemptive order from the SEC that would allow the Funds to engage in an interfund lending program. In an interfund lending arrangement, the Portfolios directly lend to and borrow money from each other for temporary purposes. This arrangement allows the borrowing Portfolios to borrow at a lower interest rate than banks offer, allows lending Funds to earn extra income, and reduces the need for bank lines of credit. Section 17(a) of the 1940 Act makes it unlawful for an affiliated person of a registered investment company, and underwriter, or a promoter (or any affiliated person thereof), acting as principal, to engage in “self-dealing,” i.e., knowingly sell any security (other than securities the buyer or seller issues) or other property to the company or to buy any security (other than securities the investment company issues) or other property from the company. Because an interfund lending arrangement raises issues under Section 17(a), along with other sections of the 1940 Act, its use requires an order for exemptive relief from the Securities and Exchange Commission. The Portfolios’ interfund lending arrangement is designed to ensure that each Portfolio has an equal opportunity to borrow and lend on equal terms consistent with its investment policies and limitations.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

Each of the Portfolios, other than the Thrivent Allocation Portfolios, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy is required as a condition for the ability of the Thrivent Allocation Portfolios to invest in other Portfolios of the Fund.

FUND MANAGEMENT

The Funds’ Directors and Officers

The Board of Directors is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Director oversees each of 31 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 24 series, which offers Class A, Class B, and Institutional Class shares

•	Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The following tables provide information about the Directors and officers of the Fund.

INTERESTED DIRECTOR/(1)/

Name, Address and Age	Position with the Fund and Length of Service/(2)/	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 49	President since 2002 and Director since February 2004	Executive Vice President, Marketing and Products, Thrivent Financial, since 2002; Senior Vice President, Products, American Express Financial Advisors from 2000 to 2001; Vice President, Variable Assets, American Express Financial Advisors from 1996 to 2000	56	Lutheran World Relief; Minnesota Public Radio

INDEPENDENT DIRECTORS/(3)/

Name, Address and Age	Position with the Fund and Length of Service/(2)/	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 65	Director since February 2004	President, Carthage College	56	Director, National Association of Independent Colleges and Universities; Director, Johnson Family of Mutual Funds, Inc., an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center; Director, Prairie School Board; Director, United Health Systems

Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 67	Director since May 1990	Management consultant to several privately owned companies	56	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 66	Director since June 1997	Retired; previously President and Chief Executive Officer, CenexHarvestStates (farm supply and marketing and food business)	56	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 62	Director since February 2004 Affairs and Chief	Retired; previously Vice President, Public Agricultural Economist, Conagra, Inc. (agribusiness)	56	Director, International Marketing Association

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 61	Director since November 2004	President, National Legal Center for the Public	56	Director, The Washington Hospital Center

Name, Address and Age	Position with the Fund and Length of Service/(2)/	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
		Interest, since 2004; General Counsel, U.S. Department of Housing and Urban Development, 2001-2004; Partner, Baker & Hosteller, 1986-2001.

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 65	Director since October, 1993	Retired	56	Director, Norstan, Inc.

Edward W. Smeds 625 Fourth Avenue South Minneapolis, MN Age 69	Director and Chairperson since February 2004	Retired	56	Chairman, Carthage College

OFFICERS

Name, Address and Age	Position with the Fund and Length of Service/(2)/	Principal Occupation During the Past 5 Years
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 49	President since 2002	Executive Vice President, Marketing and Products, Thrivent Financial, since 2003; Senior Vice President, Marketing and Products, Thrivent Financial from 2002 to 2003; Senior Vice President, Products, American Express Financial Advisors from 2000 to 2001; Vice President, Variable Assets, American Express Financial Advisors from 1996 to 2000

Randall L. Boushek 625 Fourth Avenue South Minneapolis, MN Age 48	Treasurer and Principal Accounting Officer since 2004

Katie S. Kloster 625 Fourth Avenue South Minnepolis, MN Age 40	Vice President and Chief Compliance Officer since 2004	Vice President and Rule 38a-1 Chief Compliance Officer since 2004; previously Vice President and Comptroller of Thrivent Financial

Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President since 2004	Chief Investment Officer, Investments, Thrivent Financial for Lutherans since 2004, Managing Director, Colonnade Advisors, LLC, from 2001 to 2002, President and Chief Investment Officer of PPM American from 1999 to 2000

Nikki L. Sorum 625 Fourth Avenue South Minneapolis, MN Age 43	Vice President since 2004	Senior Vice President, Business Development, Thrivent Financial, since 2002; previously Senior Vice President, RBC Dain Rauscher

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 40	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial, since 2003; independent consultant, 2001-2003; Vice President, Director of Information Technology, Investment Advisers, Inc., 1999-2000.

Thomas R. Mischka 4321 North Ballard Road Appleton, WI Age 45	Vice President and Anti-Money Laundering Officer since 2003	Vice President of Divisional Support Services, Thrivent Financial for Lutherans

Marnie L. Loomans-Thuecks 4321 North Ballard Road Appleton, WI Age 42	Vice President since 2004	Vice President, Customer Interaction Department, Thrivent Financial for Lutherans

John C. Bjork 625 Fourth Avenue South Minneapolis, MN Age 51	Assistant Secretary since 1998;	Senior Counsel, Thrivent Financial for Lutherans

Marlene J. Nogle 625 Fourth Avenue South Minneapolis, MN Age 57	Assistant Secretary since 2000	Senior Counsel, Thrivent Financial for Lutherans

Name, Address and Age	Position with the Fund, Length of Service and Term of Office	Principal Occupation During the Past 5 Years
Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 34	Assistant Treasurer since 2002	Director, Fund Accounting Operations, Thrivent Financial for Lutherans

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 37	Assistant Treasurer since 2002	Director, Fund Accounting Administration, Thrivent Financial for Lutherans since 2002; Manager—Portfolio Compliance, Lutheran Brotherhood from 2001 to 2002; Manager—Fund Accounting, Minnesota Life from 2000 to 2001

/(1)/	”Interested person” of the Fund as defined in the 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.
/(2)/	Each Director serves an indefinite term until her or his successor is duly elected and qualified. The bylaws of the Fund provide that each Director must retire at the end of the year in which the Director attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
/(3)/	The Directors other than Ms. Moret are not “interested persons” of the Fund and are referred to as “Independent Directors.”

Committees of the Board of Directors

Each Independent Director serves as a member of each Committee. The responsibilities of the Committees are described below.

Audit and Compliance Committee. (Ms. Levi serves as Chair.) The 1940 Act requires that a fund’s independent auditors be selected by a majority of those Directors who are Independent Directors. The Audit Committee is responsible for approving the engagement or retention of the Fund’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, approving audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the system of internal accounting control, and overseeing the legal and regulatory compliance matters of the Funds. The Audit Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2004.

Contracts Committee. (Mr. Eggerding serves as Chair.) The Contracts Committee assists the Board of Directors in fulfilling its duties to review and approve contracts between the Fund and other entities, including entering into new contracts and renewing existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Directors deems necessary or appropriate for the continuation of operations of each Fund. The Contracts Committee held four meetings during the fiscal year ended December 31, 2004.

Governance Committee. (Mr. Estenson serves as the Chair.) The Governance Committee assists the Board of Directors in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board of Directors, compensation of the Directors and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders. The Governance Committee held five meetings during the fiscal year ended December 31, 2004.

Beneficial Interest in the Fund by Trustees

The following tables provide information as of December 31, 2004 regarding the dollar range of beneficial ownership by each Director in each series of the Fund. In addition, the amount shown in the last column reflects the aggregate amount of each Director’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Director.

INTERESTED DIRECTORS

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Investment Company Complex
Pamela J. Moret	Thrivent Technology Portfolio	None	Over $ 100,000
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	$10,001-$50,000
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Mid Cap Growth Portfolio II	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
Thrivent Partner International
	Stock Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Growth Portfolio II	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	$1- $10,000
	Thrivent Large Cap Index Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent HighYield Portfolio II	None
	Thrivent Income Portfolio	$1- $10,000
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	$1- $10,000

INDEPENDENT DIRECTORS
Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Investment Company Complex
F. Gregory Campbell	Thrivent Technology Portfolio	None	Over $ 100,000
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Mid Cap Growth Portfolio II	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner International Stock Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Growth Portfolio II	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent High Yield Portfolio II	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Investment Company Complex
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Herbert F.	Thrivent Technology Portfolio	None	Over $ 100,000
Eggerding, Jr.	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	$10,001 - $50,000
	Thrivent Mid Cap Growth Portfolio II	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner International Stock Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	$10,001 - $50,000
	Thrivent Large Cap Growth Portfolio II	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	$10,001 - $50,000
	Thrivent High Yield Portfolio II	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Noel K. Estenson	Thrivent Technology Portfolio	None	Over $ 100,000
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Mid Cap Growth Portfolio II	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner International Stock Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Growth Portfolio II	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent High Yield Portfolio II	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Richard L. Gady	Thrivent Technology Portfolio	None	Over $ 100,000
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Mid Cap Growth Portfolio II	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner International Stock Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Growth Portfolio II	None
	Thrivent Partner Growth Stock Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Investment Company Complex
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent High Yield Portfolio II	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Name of Director	Dollar Range of Beneficial Ownership in the Fund		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Investment Company Complex
Richard A. Hauser	Thrivent Technology Portfolio	None	Over $100,000
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Mid Cap Growth Portfolio II	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner International Stock Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Growth Portfolio II	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent High Yield Portfolio II	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Connie M. Levi	Thrivent Technology Portfolio	None	$50,001-$100,000
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Mid Cap Growth Portfolio II	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner International Stock Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Growth Portfolio II	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent High Yield Portfolio II	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Edward W. Smeds	Thrivent Technology Portfolio	None	Over $ 100,000
	Thrivent Partner Small Cap Growth Portfolio	None
	Thrivent Partner Small Cap Value Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Mid Cap Growth Portfolio	None
	Thrivent Mid Cap Growth Portfolio II	None

Name of Director	Dollar Range of Beneficial Ownership in the Fund		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Investment Company Complex
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Partner International Stock Portfolio	None
	Thrivent Partner All Cap Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Growth Portfolio II	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Large Cap Stock Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Balanced Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent High Yield Portfolio II	None
	Thrivent Income Portfolio	None
	Thrivent Bond Index Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Mortgage Securities Portfolio	None
	Thrivent Money Market Portfolio	None

Compensation of Directors and Officers

The Fund makes no payments to any of its officers for services performed for the Fund. The Independent Directors are paid an annual compensation of $80,000 to attend meetings of the Board of Directors of the Fund, the Board of Trustees of Thrivent Mutual Funds, and the Board of Trustees of Thrivent Financial Securities Lending Trust. The Chairman and the “lead” Director are compensated an additional $10,000 per year for each such position. Independent Directors are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors of the Fund. The Directors receive no pension or retirement benefits in connection with their service to the Fund.

The following tables provide the amounts of compensation paid to the Directors either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended December 31, 2004:

Name and Position Of Person	Aggregate Compensation From Fund	Total Compensation Paid by Fund and Fund Complex /(1)/
Pamela J. Moret /(2)/ Chairman and Director	$0	$0

F. Gregory Campbell Director	26,841	72,500

Herbert F. Eggerding, Jr. Director	41,417	78,750

Noel K. Estenson Director	38,300	72,500

Richard L. Gady Director	26,841	72,500

Richard A. Hauser Director	5,388	11,400

Connie M. Levi Director	38,300	72,500

Edward W. Smeds Director	29,364	78,125

(1)	The “Fund Complex” includes the 31 series of the Fund, 24 series of Thrivent Mutual Funds, and Thrivent Financial Securities Lending Trust.
(2)	Interested person” of the Fund as defined in the 1940 Act.

Code of Ethics

The Fund, Thrivent Financial and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the codes of ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of their respective code of ethics. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

Proxy Voting Policies

The Fund has adopted the proxy voting policies of Thrivent Financial and Thrivent Investment Management Inc. Those policies, and the proxy voting policies of the subadvisers, are included in Appendix A. You may request a free copy of the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

CONTROL PERSONS AND PURCHASES OF SECURITIES

Shares in the Fund are sold only to:

•	Separate accounts (the “Accounts”) of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits under various variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life;

•	Other Portfolios of the Fund; and

•	Retirement plans sponsored by Thrivent Financial.

The Trustees of the retirement plans and the Secretary of the Fund will vote shares owned by the retirement plans and the Fund. The voting rights of variable contract owners, and limitations on those rightrs, are explained in separate prospectuses relating to such variable contracts. Thrivent Financial and Thrivent Life will vote shares attributable to variable contracts in accordance to the voting instructions of the variable contract owners. Any shares of a Portfolio attributable to a variable contract for which no timely voting instructions are received will be voted by Thrivent Financial or Thrivent Life in proportion to voting instructions that are received with respect to all variable contracts participating in the Portfolio. Thrivent Financial and Thrivent Life are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

As of March 31, 2005, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of any Portfolio.

INVESTMENT ADVISERS, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS

Investment Adviser

The Fund’s investment adviser, Thrivent Financial, was founded in 1902 under the laws of Wisconsin, and is a fraternal benefit society owned by and operated for its members. The officers and directors of Thrivent Financial who are affiliated with the Fund are set forth below under “Affiliated Persons”. Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Investment decisions for each of the Portfolios (except Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, and Thrivent Partner Growth Stock Portfolio) are made by Thrivent Financial, subject to the overall direction of the Board of Directors. Thrivent Financial also provides investment research and supervision of each of the Portfolios’ investments (except Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, and Thrivent Partner Growth Stock Portfolio) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of their assets.

Thrivent Financial Portfolio Managers

Other Accounts Managed by the Thrivent Financial Portfolio Managers

The following table provides information relating to other accounts managed by the Thrivent Financial portfolio managers as of December 31, 2004:

The following table provides information relating to accounts managed by each portfolio manager as of December 31, 2004:

	Registered Investment Companies		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed	Thrivent Series Fund, Inc. portfolio included in the Registered Investment Companies under management
Russell W. Swansen	0	$0	0	$0	Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio
David C. Francis	0	$0	0	$0	Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio
Mark L. Simenstad	0	$0	0	$0	Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio
James A. Grossman	2	$110,301,331	0	$0	Thrivent Technology Portfolio
Michael C. Marzolf	2	$110,301,331	0	$0	Thrivent Technology Portfolio
Christopher J. Serra	2	$694,429,702	2	$107,985,840	Thrivent Small Cap Stock Portfolio

	Registered Investment Companies		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed	Thrivent Series Fund, Inc. portfolio included in the Registered Investment Companies under management
Kevin R. Brimmer	9	$2,155,748,116	0	$0	Thrivent Large Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Balanced Portfolio
Brian L. Thorkelson	3	$1,151,837,151	0	$0	Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II
Andrea J. Thomas	3	$1,151,837,151	0	$0	Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II
Brian J. Flanagan	2	$1,053,796,530	0	$0	Thrivent Mid Cap Stock Portfolio
John E. Hintz	2	$1,053,796,530	0	$0	Thrivent Mid Cap Stock Portfolio
Scott A. Vergin	3	$2,613,586,660	3	$213,552,905	Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Growth Portfolio II
Matthew D. Finn	2	$709,091,585	4	$185,032,091	Thrivent Large Cap Value Portfolio
Frederick L. Plautz	2	$4,317,611,387	2	$170,101,652	Thrivent Large Cap Stock Portfolio
Reginald L. Pfeifer	1	$174,663,879	2	$252,524,940	Thrivent Real Estate Securities Portfolio
Paul J. Ocenasek	4	$1,785,230,680	0	$0	Thrivent High Yield Portfolio, Thrivent High Yield Portfolio II
Michael G. Landreville	8	$3,142,160,695	1	$31,460,188	Thrivent Balanced Portfolio, Thrivent Bond Index Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio
Alan D. Onstad	7	$2,703,439,457	1	$150,809,045	Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio
Gregory R. Anderson	6	$2,618,245,450	1	$6,770,933,132	Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio, Thrivent Mortgage Securities Portfolio
Scott A. Lalim	1	$57,364,908	2	$3,701,628,280	Thrivent Mortgage Securities Portfolio
William D. Stouten	3	$5,387,287,699	3	$1,865,261,288	Thrivent Money Market Portfolio

None of the Thrivent Financial portfolio managers manage assets in pooled investment vehicles, and none of the accounts identified above have an investment advisory fee that is based on the performance of the account.

Compensation

Each portfolio manager of Thrivent Financial is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment based largely on the relative pre-tax performance of the portfolio or portfolios assigned to the individual measured for one- and three-year periods against the median performance of other funds in the same peer groups, as classified by Lipper, Inc. or an index constructed with comparable criteria. Part of the annual bonus is also based on objective individual goals or on corporate goals. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals related to the value of new business during the previous three-year period.

Conflicts of Interest

Portfolio managers at Thrivent Financial typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Financial seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Financial has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Ownership in the Portfolios

The following table provides information, as of January 31, 2005, on the dollar range of beneficial ownership by each portfolio manager for the Portfolio he or she manages:

Portfolio Manager	Thrivent Series Fund Inc. portfolio included in the Registered Investment Companies under management	Ownership
James A. Grossman	Thrivent Technology Portfolio	$0 - $10,0000
Michael C. Marzolf	Thrivent Technology Portfolio	$0
Christopher J. Serra	Thrivent Small Cap Stock Portfolio	$50,001 - $100,000
Kevin R. Brimmer	Thrivent Large Cap Index Portfolio Thrivent Mid Cap Index Portfoli Thrivent Small Cap Index Portfolio Thrivent Balanced Portfolio	$0 $0 $10,001 - $50,000 $0
Brian L. Thorkelson	Thrivent Mid Cap Growth Portfolio Thrivent Mid Cap Growth Portfolio II	$50,001 - $100,000 $0
Andrea J. Thomas	Thrivent Mid Cap Growth Portfolio Thrivent Mid Cap Growth Portfolio II	$50,001- $100,000 $0
Brian J. Flanagan	Thrivent Mid Cap Stock Portfolio	$0
John E. Hintz	Thrivent Mid Cap Stock Portfolio	$0
Scott A. Vergin	Thrivent Large Cap Growth Portfolio Thrivent Large Cap Growth Portfolio II	$0 $0
Matthew D. Finn	Thrivent Large Cap Value Portfolio	$0
Frederick L. Plautz	Thrivent Large Cap Stock Portfolio	$0
Reginald L. Pfeifer	Thrivent Real Estate Securities Portfolio	$0
Paul J. Ocenasek	Thrivent High Yield Portfolio Thrivent High Yield Portfolio II	$0 $50,001 - $100,000
Michael G. Landreville	Thrivent Balanced Portfolio Thrivent Bond Index Portfolio Thrivent Income Portfolio Thrivent Limited Maturity Bond Portfolio	$0 $0 $0 $0
Alan D. Onstad	Thrivent Income Portfolio Thrivent Limited Maturity Bond Portfolio	$0 $50,001-$100,000
Gregory R. Anderson	Thrivent Mortgage Securities Portfolio	$0
Scott A. Lalim	Thrivent Mortgage Securities Portfolio	$0
William D. Stouten	Thrivent Money Market Portfolio	$0

Investment Subadvisers

Thrivent Financial has engaged the following subadvisers for Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Partner International Stock Portfolio, and Thrivent Partner Growth Stock Portfolio. Investment decisions for those Funds are made by the subadvisers, subject to the overall direction of the Board of Directors and Thrivent Financial.

Thrivent Partner Small Cap Growth Portfolio

Investment decisions for the Thrivent Partner Small Cap Growth Portfolio are made by Turner Investment Partners, Inc. (“Turner”) and Westcap Investors, LLC (“Westcap”).

Turner was founded in 1990 and is organized as a Pennsylvania corporation. Robert E. Turner (Chairman and Chief Investment Officer of Turner) may be deemed to be a controlling person of Turner under the 1940 Act. As of December 31, 2004, Turner managed approximately $15.8 billion in assets including separate accounts and mutual funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Westcap was founded in 1992 and is organized as a limited liability company in Delaware. Geoffrey I. Edelstein and Gregory S. Weirick (each of whom is a Managing Director of Westcap) may be deemed to be controlling persons of Westcap under the 1940 Act. As of December 31, 2004, Westcap managed approximately $3.3 billion in assets including separate accounts and mutual funds. Westcap is located at 11111 Santa Monica Blvd. Suite 820, Los Angeles, California 90025.

Turner Portfolio Managers

Other Accounts Managed by the Turner Portfolio Managers

The following table provides information relating to other accounts managed by the Turner portfolio managers as of December 31, 2004:

	(a)(2) Number of other accounts managed within each category and the total assets in the accounts managed within each category
	(A)	(B)	C.	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
(a)(1) Fund Manager’s Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William C. McVail (Lead Manager)	21 Accounts	2 Accounts	68 Accounts	1 Account	$591k	No Accts	$0.00	1 Account	$6m

	$2,943m	$54m	$3,471m
Christopher K. McHugh (Co-Manager)	21 Accounts	3 Accounts	60 Accounts	1 Account	$591k	No Accts	$0.00	1 Account	$6m

	$2,545m	$54m	$3,345m
Frank Sustersic (Co-Manager)	6 Accounts	No Accts	41 Accounts	1 Account	$36m	No Accts	$0.00	No Accts	$0.00

	946m	$0.00	$1,683m
Jason Schrotberger (Co-Manager)	4 Accounts	No Accts	35 Accounts	No Accts	$0.00	No Accts	$0.00	No Accts	$0.00

	$479m	$0.00	$885m

Conflicts of Interest

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Portfolio where not all accounts are able to participate in a desired IPO or other limited opportunity, relating to use of soft dollars and other brokerage practices, to the voting of proxies, employee personal securities trading, and a variety of other circumstances. In all cases, however, Turner believes that its written policies and procedures are reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the Investment Team and all Fund Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, and the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Fund managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Ownership in the Portfolio

None of the Turner portfolio managers own shares of the subadvised Portfolio.

Westcap Portfolio Managers

Other Accounts Managed by Westcap Portfolio Managers

The following table provides information regarding other accounts managed by the Westcap portfolio management team consisting of Gregory S Weirick, Josh D. Sashkan, Geoffrey I. Edelstein, Richard C. Farra, Jeffrey J. Hoo, John J. Huber, and John D. Lawrence as of December 31, 2004.

	Number of Non- Fund Accounts Managed*	Total Assets in Non-Fund Accounts	Number of Non-Fund Accounts that Charge a Performance- Based Fee	Total Assets in Non-Fund Accounts that Charge a Performance- Based Fee
Registered Investment Companies	6	$451M
Other Pooled Investment Vehicles	1	$22M
Other Accounts	155	$2,276.8M	6	$4.5M

*	These numbers do not include accounts that charge a performance-based fee.

Methods of Compensation

Westcap’s portfolio managers’ compensation generally consists of base salary and bonus. In addition, portfolio managers may be eligible for ownership of membership interests in Westcap which would provide potential appreciation linked to the increase or decrease in the value of Westcap, as well as profit sharing.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors including gross, pre-tax performance of the Portfolio relative to the Portfolio’s benchmark index and peer group over a rolling 3 year period, given the Portfolio’s investment objectives, policies, strategies and limitations, and the market environment over the time period. Additional factors include the value of assets under management of the portfolio manager, contributions to the investment management function and development of other investment professionals and staff.

The portfolio managers’ compensation plan may give rise to potential conflicts of interest. The portfolio manager’s bonus may increase with assets under management as that is one of the factors considered in the bonus determination, which indirectly links compensation to sales.

The method used to determine the compensation for a portfolio manager is the same for all accounts managed by that portfolio manager, including the Portfolio.

Ownership in the Portfolio

None of the Westcap portfolio managers owns shares of the subadvised Portfolio.

Conflicts of Interest

At Westcap, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the subadvisory management of the Portfolio, Westcap manages separate accounts for institutions and individuals. Westcap manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Investment Policy Committee. Westcap has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio

Investment decisions for Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio are made by T. Rowe Price Associates, Inc. (“T.Rowe Price”) which Thrivent Financial has engaged as investment subadviser for the Portfolios. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 68 years of investment management experience and approximately $235.2 billion total assets under management as of December 31, 2004.

T. Rowe Price Portfolio Managers

Thrivent Partner Small Cap Value Portfolio is managed by an Investment Advisory Committee chaired by Preston G. Athey. Thrivent Partner Growth Stock Portfolio is managed by an Investment Advisory Committee chaired by Robert W. Smith.

Other Accounts Managed by Mr. Athey.

	Number of Accounts*	TOTAL Assets*
• registered investment companies:	6	$6,553.7 million
• other pooled investment vehicles:	2	$75.1 million
• other accounts:	9	$918.7 million

*	As of December 31, 2004.

Please note that the Thrivent Partner Small Cap Value Portfolio is not included in the information listed above.

Other Accounts Managed by Mr. Smith.

	Number of Accounts*	TOTAL Assets*
• registered investment companies:	11	$11,611.4 million
• other pooled investment vehicles:	3	$93.0 million
• other accounts:	4	$235.4 million

*	As of December 31, 2004.

Please note that the Thrivent Partner Growth Stock Portfolio is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Ownership in the Portfolios

Neither Mr. Athey nor Mr. Smith own shares of the subadvised Portfolios.

Thrivent Partner Mid Cap Value Portfolio

Investment decisions for Thrivent Partner Mid Cap Value Portfolio are made by Goldman Sachs Asset Management, L.P. (“GSAM”) which Thrivent Financial has engaged as investment subadviser for the Portfolio. GSAM, located at 1 New York Plaza, 37th Floor, New York, New York 10004, has been in the investment advisory business since 1990, and, as of December 31, 2004, managed approximately $422.8 billion in assets including separate accounts and mutual funds.

GSAM Portfolio Managers

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information relating to other accounts managed by the GSAM Fund managers as of December 31, 2004.

Name of PM or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Eileen Rominger	Registered Investment Companies:	19	9.2 bil	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	311	4.7 bil	1	113.6 mil

Dolores Bamford	Registered Investment Companies:	19	9.2 bil	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	311	4.7 bil	1	113.6 mil

Lisa Parisi	Registered Investment Companies:	19	9.2 bil	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	311	4.7 bil	1	113.6 mil

Sean Gallagher	Registered Investment Companies:	13	6.2 bil	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	285	4.1	1	113.6 mil

Edward Perkin	Registered Investment Companies:	13	6.2 bil	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	285	4.1	1	113.6 mil

Sally Pope Davis	Registered Investment Companies:	13	6.2 bil	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	285	4.1	1	113.6 mil

Andy Braun	Registered Investment Companies:	13	6.2 bil	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	285	4.1	1	113.6 mil

Scott Carroll	Registered Investment Companies:	19	9.2 bil	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	311	4.7 bil	1	113.6 mil
	Type of Accounts

David Berdon	Registered Investment Companies:	19	9.2 bil	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	311	4.7 bil	1	113.6 mil

Compensation

GSAM and the GSAM Value Team’s (the “Value Team”) compensation package for its Fund mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each Fund manager’s individual performance and his or her contribution to overall team performance. Fund Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 Year period of investment performance. The following criteria are considered:

•	Individual performance (relative, absolute)

•	Team Performance (relative, absolute)

•	Consistent performance that aligns with clients’ objectives

•	Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 Year basis.

Other Compensation

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Ownership in the Portfolio

None of the GSAM portfolio managers own shares of the subadvised Portfolio. GSAM internal policies generally prohibit portfolio managers from purchasing shares of subadvised portfolios for which they have primary responsibility.

Thrivent Partner International Stock Portfolio

Investment decisions for the Thrivent Partner International Stock Portfolio are made by Mercator Asset Management, LP, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, (“Mercator”) and T. Rowe Price International, Inc. (“Price International”), 100 East Praff Street, Baltimore, Maryland 21202. Mercator is a limited partnership organized under the laws of Delaware. Founded in 1984, Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2004, Mercator managed approximately $9.3 billion in assets including separate accounts, commingled funds and a mutual fund. Mercator has an investment advisory team that has day-to-day responsibility for managing the Thrivent International Stock Portfolio and developing and executing the Portfolio’s investment program.

Price International manages its portion of the Portfolio on a daily basis, subject to the overall direction of Thrivent Financial and the Board of Directors. Price International is one of the leading international mutual fund asset managers with the U.S. equivalent of about $23.6 billion under management as of December 31, 2004 in its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires. Price International is a wholly-owned subsidiary of T. Rowe Price Finance, Inc., which in turn is a wholly-owned subsidiary of T. Rowe Price Associates, Inc.

Mercator Portfolio Managers

The following table provides information about the other accounts managed by the Mercator portfolio management team of James E. Chaney and Peter F. Spano as of December 31, 2004.

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	2	29
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,260,008,160	$2,344,185,385	$5,690,304,205
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

Compensation

Mr. Chaney and Mr. Spano receive compensation that is equal to a pre-determined pro-rata share of Mercator Asset Management’s net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution. It is the only form of compensation that they receive and is very dependent upon the firm’s asset performance. They receive no base salary, are not part of a bonus system and receive no deferred compensation.

Ownership of the Portfolio

Neither Mr. Chaney nor Mr. Spano own shares of the subadvised Portfolio.

T. Rowe Price International Portfolio Managers

Other Accounts Managed

Mark C.J. Bickford-Smith:

	Number of Accounts*	TOTAL Assets*
• registered investment companies:	4	$931.6 million
• other pooled investment vehicles:	2	$99.8 million
• other accounts:	20	$908.8 million

*	As of December 31, 2004.

Please note that the Thrivent Partner International Stock Portfolio is not included in the information listed above.

Dean Tenerelli:

	Number of Accounts*	TOTAL Assets*
• registered investment companies:	1	$41.0 million
• other pooled investment vehicles:	3	$76.4 million
• other accounts:	1	$43.5 million

*	As of December 31, 2004.

Please note that the Thrivent Partner International Stock Portfolio is not included in the information listed above.

David J.L. Warren:

	Number of Accounts*	TOTAL Assets*
• registered investment companies:	4	$1,402.0 million
• other pooled investment vehicles:	2	$115.0 million
• other accounts:	20	$1,180.3 million

*	As of December 31, 2004.

Please note that the Thrivent Partner International Stock Portfolio is not included in the information listed above.

None of the accounts listed above have performance-based fees.

Compensation

Portfolio managers of T. Rowe Price International are compensated according to the compensation structure described above for portfolio managers of T. Rowe Price.

Conflicts of Interest

The discussion of conflict of interest described above for portfolio managers of T. Rowe Price also applies to portfolio managers of T. Rowe Price International.

Ownership of the Portfolio

None of the T. Rowe Price International portfolio managers own shares of the subadvised Portfolio.

Thrivent Partner All Cap Portfolio

Investment decisions for the Thrivent Partner All Cap Portfolio are made by Fidelity Management & Research Company (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, which serves as the subadviser for the Portfolio. Thrivent Financial has engaged FMR to manage the Portfolio on a daily basis, subject to the overall direction of Thrivent Financial and the Board of Directors. FMR Co, Inc., a wholly-owned subsidiary of FMR, serves as sub-subadviser for the Portfolio.

FMR was founded in 1946 and has since grown into one of the world’s largest money managers and financial service providers. As of December 31, 2004, FMR and its affiliates had approximately $932.8 billion in mutual fund assets under management.

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Fidelity Portfolio Manager

Other Account Managed by Fidelity Portfolio Manager

Bruce Dirks is the portfolio manager of Fidelity Partner All Cap Portfolio. The following table provides information relating to other accounts managed by Mr. Dirks as of December 31, 2004:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	5	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	60	635	388
Assets Managed with Performance-Based Advisory Fees (in millions)	0	0	0

*	Includes Thrivent Partner All Cap Portfolio ($60 million in assets).

The dollar range of shares of Thrivent Partner All Cap Portfolio beneficially owned by Mr. Dirks as of December 31, 2004, was $0.

Compensation

Mr. Dirks receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of a portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

A portfolio manager’s base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of a portfolio manager’s bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the S&P 500 Index and the pre-tax investment performance of the equity assets of the fund within the Lipper Growth Objective. A portfolio manager’s bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of a portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. A portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund’s code of ethics will adequately address such conflicts.

Affiliated Persons

The following directors and officers of Thrivent Financial, the Fund’s investment adviser, are affiliated with the Fund:

Affiliated Person	Position with Fund	Position with Thrivent Financial
Pamela J. Moret	President	Executive Vice President

Russell W. Swansen	Vice President	Senior Vice President and Chief Investment Officer

Randall L. Boushek	Treasurer	Senior Vice President and Chief Financial Officer

Katie S. Kloster	Vice President and Chief Compliance Officer	Vice President and Rule 206(4)-7 Chief Compliance Officer and Chief Financial Officer

Nikki L. Sorum	Vice President	Senior Vice President

Janice M. Guimond	Vice President	Vice President, Investment Operations

Marnie Loomans - Theucks	Vice President	Vice President

Thomas R. Mischka	Vice President and Anti-Money Laundering Officer	Vice President

John C. Bjork	Assistant Secretary	Assistant Secretary

Marlene J. Nogle	Assistant Secretary	Assistant Secretary

Advisory and Subadvisory Agreements

The investment advisory agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial or Thrivent Life and all other expenses of the Fund (other than those assumed by Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders’ reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund’s custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders’ meetings and expenses relating to the issuance, registration and qualification of shares of the Fund.

The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Directors. The vote for approval must include the approval of a majority of the Directors who are not interested persons (as defined in the Act). The advisory and subadvisory agreements terminate automatically upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. With respect to a particular Portfolio, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Directors or by the vote of a majority of the outstanding shares of such Portfolio. The adviser may terminate the agreement on 60 days written notice to the Fund.

Board Reapproval of Investment Advisory Agreement and Investment Subadvisory Agreements

At its meeting on November 9, 2004, the Board of Directors, including the Independent Directors, unanimously voted to reapprove the current investment advisory agreement (“Advisory Agreement”) between the Funds and Thrivent Financial (the “Adviser”) and the current investment subadvisory agreements with Price International (“Price International Agreement”), FMR (“FMR Agreement”), and T. Rowe Price (“T.Rowe Price Agreement”). In connection with its reapproval of the Advisory Agreement and the Price International Agreement, the FMR Agreement, and the T. Rowe Price Agreement, the Board considered the following factors:

1.	The nature, extent and quality of the services provided by the Adviser, Price International, FMR, and T. Rowe Price.

2.	The investment performance of the Portfolios and the Adviser and Price International, FMR, and T. Rowe Price.

3.	The costs of the services provided and profits realized by the Adviser and Price International, FMR, and T. Rowe Price.

4.	The extent to which economies of scale may be realized as the grow.

5.	Whether fee breakpoint levels reflect these economies of scale for the benefit of the Portfolio’s shareholders.

In connection with the renewal process for the Advisory Agreement and the Price International Agreement, the FMR Agreement, and the T. Rowe Price Agreement, during the meetings of the Contracts Committee of the Board (consisting of each of the Independent Directors of the Board) on August 24 and November 9, 2004, the Contracts Committee reviewed information it had previously requested from Fund management addressing the factors listed above. This information included a report prepared by Lipper, Inc., which evaluated the advisory fees, the total operating expenses and the performance of each of the Portfolios in comparison to a peer group of comparable mutual funds; detailed information prepared by Fund management with respect to the costs of services provided to the Portfolios, fees charged, including effective advisory fees that take into account breakpoints, and profit realized by the Adviser and its affiliates that provide services to the Portfolios; information regarding the types of services furnished to the Portfolios, personnel providing the services, staff additions, systems improvements and plans for further hiring; and performance information prepared by management.

In addition, at these meeting and prior meetings, the Contracts Committee and the Board received reports on actions being taken to improve performance of certain of the Portfolios. The Contracts Committee was represented by independent counsel throughout these meetings and during a private session of the Independent Directors to consider reapproval of the Advisory Agreement, the Price International Agreement, the FMR Agreement, and the T. Rowe Price Agreement. The Contracts Committee also received a memorandum from independent counsel summarizing the responsibilities under the 1940 Act in reviewing advisory contracts. The Contracts Committee’s and the Board’s consideration of the factors listed above and information provided to it is discussed below.

Nature, Extent and Quality of Services

At each of the quarterly meetings of the Fund during 2004, management presented information describing the services furnished to the Fund by the Adviser under the current Advisory Agreement and separate Administration and Accounting Services Agreements, as well as the services provided by Price International, FMR, and T. Rowe Price. During these meetings, management reported on the investment management, portfolio trading and compliance functions provided to the Fund under the current Advisory Agreement. The Contracts Committee considered information relating to the investment experience and educational backgrounds of recently hired portfolio managers, research analysts and trading desk personnel.

The Board received reports at each of its quarterly meetings from the Fund’s Chief Investment Officer and the directors of equity and fixed income investing. In addition, the Board noted that it had, over the past year, met with a majority of the Fund’s portfolio managers, the head of the research area and the lead trader for equities, which gave the Board an opportunity to evaluate their abilities, experience, and the quality of service they provide to the Portfolios. The Board also considered the portfolio manager changes made during the first quarter of 2004, which were part of the Adviser’s plan to address portfolio performance issues of several Portfolios in a proactive and decisive manner. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser, and the Adviser’s oversight of subadvisers of the Portfolio. The Board considered the importance of the compliance and oversight functions to the successful operation of the Portfolios, and expressed satisfaction with the quality of service provided by the Adviser.

Management also reviewed with the Board its commitment to invest between $4 and $5 million to enhance its investment management capabilities. The hiring of a new Chief Investment Officer and recent portfolio manager, research analyst and trading desk personnel changes were highlighted as examples of the Adviser’s commitment to the Fund. Additionally, management discussed current searches for additional portfolio managers, research analysts and trading desk personnel. Management also reviewed investments in systems technology to improve trading, portfolio compliance and investment reporting functions. The Board viewed these actions as a significant factor in approving the current advisory agreement as they demonstrated the Adviser’s commitment to provide the Fund with quality service and competitive investment performance.

Management reviewed with the Contracts Committee and the Board the administrative and accounting services provided to the Portfolios under the Advisory, Administration and Accounting Services Agreements. These services include, among others, accounting, financial reporting, legal, compliance, record keeping and internal audit. The Board considered the necessity of these services for the continued successful operation of the Portfolios, and evaluated the quality of the services. As part of this review, the Board also generally considered the experience and skill levels of personnel providing these services. The Board concluded that the Adviser has provided a consistent, high level of quality service for these essential functions, which also was a significant factor in the Board’s approval of the Advisory Agreement.

Investment Performance

The Contracts Committee requested and reviewed comparative performance information prepared by Lipper, Inc. (“Lipper”), which compared each of the Portfolios to comparable funds selected by Lipper. The reports showed that six of the eleven Portfolios with a five-year history had performance above their Lipper medians, eight of the sixteen Portfolios with three-year histories had performance rankings above their medians and fifteen of the twenty-six Portfolios have one-year performance at or above their Lipper medians. The Contracts Committee also reviewed year-to-date through September 30, 2004 performance information prepared by management comparing the Portfolios against their Lipper categories. The year-to-date information evidenced improved performance over that nine-month period. The Contracts Committee and the Board noted that the improved performance coincided with portfolio management changes made by the Adviser over that period. Management also discussed with the Board its initiative to build competitive long-term performance track records, focusing on 3, 5 and 10 year performance. The Board considered the Portfolios’ improving performance and the Adviser’s initiative to build competitive performance as important factors in reapproving the Advisory Agreement. The Board concluded that the performance of the individual Portfolios was either satisfactory compared to an independently selected peer group of funds or that the Adviser had taken appropriate actions to improve Portfolio performance.

The Contracts Committee and the Board also reviewed a report prepared by Fund management with respect to the subadvisory performance of Price International, FMR, and T. Rowe Price for the period ending September 30, 2004. The report showed that that the 3-year performance of Thrivent Partner International Stock Portfolio was above its Lipper median, while the year-to-date performance was at the 80th percentile, and the Contracts Committee and the Board noted that Portfolio’s relative performance in the international large cap growth universe has improved during the year. The report also showed that the one-year performance for Thrivent All Cap Portfolio was slightly below its Lipper median while the year-to-date performance was above its Lipper median, and both the one-year and year-to-date performance for Thrivent Partner Growth Stock performance was above its Lipper median. The Contracts Committee and the Board noted the attraction of the Fidelity and T. Rowe Price brands.

Cost of Services and Profitability to Adviser

The Contracts Committee reviewed the Adviser’s Statement of Operations by Line of Business for the Nine Months ended September 30, 2004. The Board reviewed the comparative income, expense and profit margins of the business lines, noting that the pre tax profit margin for the Adviser reflected expenses incurred by the Adviser as part of its plan to reinvest approximately $4-$5 million in its advisory operations. The Board also noted the voluntary fee caps and reimbursements provided by the Adviser for several of the Portfolios. It also reviewed revenues and expenses of the Adviser relating to the accounting and administration services it provides to the Portfolios under separate agreements.

The Board also reviewed information prepared by Lipper, comparing each of the Portfolio’s effective advisory fees (which take into account breakpoints) with advisory fees of their peer group funds. The data prepared by Lipper showed that all but six of the Portfolios have advisory fees below the Lipper peer group median.

From its review of the Lipper data and expense and profit information provided by the Adviser, the Contracts Committee concluded that the profit earned by the Adviser for investment management, accounting and administrative services was reasonable in light of the fees charged and its commitment to make further investments in its investment management operations. The Contracts Committee also noted that the Lipper data compared the Portfolios’ “effective advisory fees” (i.e., after fee waivers and reimbursements) with the “effective advisory fees” charged by their peers. The Contracts Committee concluded that the advisory fees charged to the Portfolios for the investment management services were reasonable, particularly in light of the Lipper comparative data.

Economies of Scale and Breakpoints

The Contracts Committees also reviewed information provided by the Adviser related to the breakpoints in the Advisory Agreement. The Adviser explained that its general goal with respect to breakpoints is that the effective advisory fee for each Portfolio should be at or below median effective advisory fee of its Lipper peer group. The data prepared by Lipper showed that all but six of the Portfolios have advisory fees below the Lipper peer group median. The Adviser added additional breakpoints to the advisory fees for Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Large Cap Index Portfolio, and Thrivent Bond Index Portfolio, which resulted in an immediate reduction in the advisory fees for Thrivent Large Cap Index Portfolio. The Contracts Committee noted that, while the Lipper data indicates that the Portfolios are priced competitively to their peer group, it requested the Adviser to provide further information at the next meeting of the Portfolios regarding the extent to which the breakpoint levels of the Portfolios reflect the economies of scale for the benefit of the Portfolios’ shareholders.

Based on the factors discussed above, the Contracts Committee recommended continuation of the Advisory Agreement, and the Board, including all of the Independent Trustees, approved continuation of the Advisory Agreement with the Adviser.

Board Approval of New Investment Advisory and Subadvisory Agreements

On February 11, 2004, the Board of Directors, including the Independent Directors, unanimously voted to approve the current investment subadvisory agreements with T. Rowe Price respect to Thrivent Partner Small Cap Value Portfolio and Mercator with respect to Thrivent Partner International Stock Portfolio. In connection with its consideration of the current subadvisory agreement with T. Rowe Price with respect to Thrivent Partner Small Cap Value Portfolio, the Board of Directors reviewed an in-person presentation by T. Rowe Price and information regarding the investment personnel and portfolio management approach of T. Rowe Price, the performance and style consistency of comparable Portfolios managed by T. Rowe Price, and the subadvisory fee structure. In connection with its consideration of the current subadvisory agreements with Mercator with respect to Thrivent Partner International Stock Portfolio, the Board of Directors reviewed an in-person presentation by Mercator regarding the investment personnel and portfolio management approach of Mercator, the performance and style consistency of Mercator in managing international portfolios, and information describing the effect of using a growth style manager and a value style manager for Thrivent Partner International Stock Portfolio. After reviewing all of these factors the Board of Directors, including the Independent Directors, unanimously approved the investment subadvisory agreements with T. Rowe Price and Mercator for an initial two-year period.

On May 18, 2004, the Board of Directors, including the Independent Directors, unanimously voted to approve the current investment subadvisory agreements with Turner and Westcap with respect to Thrivent Partner Small Cap Growth Portfolio. In connection with its consideration of the current subadvisory agreement with Turner and Westcap, the Contracts Committee reviewed in-person presentations by Turner and Westcap and information regarding the investment personnel and portfolio management approach of both Turner and Westcap, the performance and style consistency of comparable Portfolios managed by Turner or Westcap, the subadvisory fee structure, and information describing the effect of using two subadvisers for the Portfolio. After reviewing all of these factors the Board of Directors, including the Independent Directors, unanimously approved the investment subadvisory agreements with Turner and Westcap for initial two-year periods.

On February 8, 2005, the Board of Directors, including the Independent Directors, unanimously voted to approve the current investment advisory agreement with Thrivent Financial with respect to Thrivent Partner Mid Cap Value Portfolio and the Thrivent Allocation Portfolios and the current investment subadvisory agreement with GSAM with respect to Thrivent Partner Mid Cap Value Portfolio. On February 7, 2005, the Contracts Committee reviewed an in-person presentation by Thrivent Financial management recommending that each of the five new Portfolios should be authorized. The report indicated that the mid cap value asset class ranks 5th out of all asset classes for five-year net flows and the fund of funds asset category ranks 3rd out of all asset classes for five-year net flows. The report also included detailed information regarding the proposed advisory fees and pro forma tables of the total operating expenses for each of the new Portfolios in comparison to the median advisory fees and operating expenses for their respective peer groups. The Contracts Committee and the Board also took note of the factors considered by the Contracts Committee and the Board with respect to the reapproval of the investment advisory agreement for the other Portfolios. In connection with its consideration of the current subadvisory agreement with GSAM, the Contracts Committees considered an in-person presentation by GSAM, which included information regarding the investment personnel and portfolio management approach of GSAM, the performance and style consistency of comparable Portfolios managed by GSAM, and the proposed subadvisory fee. After reviewing all of these factors, the Board of Directors, including the Independent Directors, unanimously approved the investment advisory agreement with respect to Thrivent Partner Mid Cap Value Portfolio and the Thrivent Allocatioin Portfolios and the investment subadvisory agreement with GSAM with respect to Thrivent Partner Mid Cap Value Portfolio for initial two-year periods.

Advisory Fees

Thrivent Financial receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to a percentage of the aggregate average daily net assets of the Portfolios as shown in the following table. 1

Thrivent Technology Portfolio	All assets	.75%

Thrivent Partner Small Cap Growth Portfolio [2]	$0-$500 million More than $500 million	1.00 .90	% %

Thrivent Partner Small Cap Value Portfolio	All assets	.80%

Thrivent Small Cap Stock Portfolio	$0-$200 million More than $200 million but not over $1 billion More than $1 billion but not over $2.5 billion More than $2.5 billion but not over $5 billion More than $5 billion	.70 .65 .60 .55 .525	% % % % %

Thrivent Small Cap Index Portfolio	$0-$250 million More than $250 million but not over $500 million More than $500 million but not over $1 billion More than $1 billion but not over $1.5 billion More than $1.5 billion but not over $2 billion More than $2 billion	.35 .30 .25 .20 .15 .10	% % % % % %

Thrivent Mid Cap Growth Portfolio	All assets	.40%

Thrivent Mid Cap Growth Portfolio II [3]	$0-$500 million More than $500 million	.90 .80	% %

Thrivent Partner Mid Cap Value Portfolio	$0-$250 million More than $250 million	.75 .70	% %

Thrivent Mid Cap Stock Portfolio	$0-$200 million More than $200 million but not over $1 billion More than $1 billion but not over $2.5 billion More than $2.5 billion but not over $5 billion More than $5 billion	.70 .65 .60 .55 .525	% % % % %

Thrivent Mid Cap Index Portfolio	$0-$250 million More than $250 million but not over $500 million More than $500 million but not over $1 billion More than $1 billion but not over $1.5 billion More than $1.5 billion but not over $2 billion More than $2 billion	.35 .30 .25 .20 .15 .10	% % % % % %

Thrivent Partner International Stock Portfolio	All assets	.85%

Thrivent Partner All Cap Portfolio [2]	$0-$500 million More than $500 million	.95 .90	% %

Thrivent Large Cap Growth Portfolio	All assets	.40%

Thrivent Large Cap Growth Portfolio II [3]	$0-$500 million More than $500 million	.80 .70	% %

Thrivent Partner Growth Stock Portfolio	$0-$500 million More than $500 million	.80 .70	% %

Thrivent Large Cap Value Portfolio	All assets	.60%

Thrivent Large Cap Stock Portfolio	$0-$500 million More than $500 million but not over $1 billion More than $1 billion but not over $2.5 billion	.65 .575 .475	% % %

	More than $2.5 billion but not over $5 billion More than $5 billion	.45 .425	% %

Thrivent Large Cap Index Portfolio	$0-$250 million More than $250 million but not over $500 million More than $500 million but not over $1 billion More than $1 billion but not over $1.5 billion More than $1.5 billion but not over $2 billion More than $2 billion	.35 .30 .25 .20 .15 .10	% % % % % %

Thrivent Real Estate Securities Portfolio	All assets	.80%

Thrivent Balanced Portfolio	$0-$250 million More than $250 million	.35 .30	% %

Thrivent High Yield Portfolio	All assets	.40%

Thrivent High Yield Portfolio II	All assets	.40%

Thrivent Income Portfolio	All assets	.40%

Thrivent Bond Index	$0-$250 million	.35%
	$250 million-$500 million	.30%
	$500 million-$1 billion	.25%
	$1 billion-$1.5 billion	.20%
	$1.5 billion-$2 billion	.15%
	More than $2 billion	.10%

Thrivent Limited Maturity Bond Portfolio	All assets	.40%

Thrivent Mortgage Securities Portfolio	All assets	.50%

Thrivent Money Market Portfolio	All assets	.40%

Thrivent Aggressive Allocation Portfolio [4]	$0-$500 million	.15%
	More than $500 million	.125%

Thrivent Moderately Aggressive Allocation Portfolio [5]	$0-$500 million	.15%
	More than $500 million	.125%

Thrivent Moderate Allocation Portfolio [6]	$0-$500 million	.15%
	More than $500 million	.125%

Thrivent Moderately Conservative Allocation Portfolio [7]	$0-$500 million	.15%
	More than $500 million	.125%

[1]	For any Portfolio that invests its short-term assets in Thrivent Money Market Portfolio, the adviser reimburses an amount equal to the larger of the amount of the advisory fee for that Portfolio or the amount of the advisory fee that is charged to the Portfolio for its investment in Thrivent Money Market Portfolio.
[2]	Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for Thrivent Partner Small Cap Growth Portfolio and Thrivent Partner All Cap Portfolio.
[3]	Thrivent Financial has agreed to voluntarily limit the investment advisory fees for Thrivent Mid Cap Growth Portfolio II and Thrivent Large Cap Growth Portfolio II to 0.40% of the average daily net assets of each Portfolio. In addition, Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for Thrivent Mid Cap Growth Portfolio II and Thrivent Large Cap Growth Portfolio II.
[4]	Thrivent Financial has contractually agreed, through at least April 30, 2006, to reimburse certain expenses (including management fees) associated with operating the Portfolio so that the net Total Annual Portfolio Operating Expenses do not exceed 0.10% of its average daily net assets.
[5]	Thrivent Financial has contractually agreed, through at least April 30, 2006, to reimburse certain expenses (including management fees) associated with operating the Portfolio so that the net Total Annual Portfolio Operating Expenses do not exceed 0.10% of its average daily net assets.
[6]	Thrivent Financial has contractually agreed, through at least April 30, 2006, to reimburse certain expenses (including management fees) associated with operating the Portfolio so that the net Total Annual Portfolio Operating Expenses do not exceed 0.12% of its average daily net assets.
[7]	Thrivent Financial has contractually agreed, through at least April 30, 2006, to reimburse certain expenses (including management fees) associated with operating the Portfolio so that the net Total Annual Portfolio Operating Expenses do not exceed 0.17% of its average daily net assets.

During the last three fiscal years, Thrivent Financial was paid the following total dollar amounts under the investment advisory contracts then in effect.

Portfolio	12/31/04	12/31/03	12/31/02
Thrivent Technology Portfolio	$370,969	$181,984	$64,127
Thrivent Partner Small Cap Growth Portfolio	465,331	266,068	181,794
Thrivent Partner Small Cap Value Portfolio	356,540	53,481	—
Thrivent Small Cap Stock Portfolio	1,265,033	792,910	239,945
Thrivent Small Cap Index Portfolio	1,402,605	1,068,394	1,041,858
Thrivent Mid Cap Growth Portfolio	2,623,615	1,589,011	1,746,953
Thrivent Mid Cap Growth Portfolio II	318,430	201,922	144,342
Thrivent Mid Cap Stock Portfolio	619,713	341,579	191,525
Thrivent Mid Cap Index	361,643	165,245	76,977
Thrivent Partner International Stock Portfolio	4,735,123	2,924,865	3,248,021
Thrivent Partner All Cap Portfolio	496,079	377,777	306,243
Thrivent Large Cap Growth Portfolio	9,627,967	8,904,944	10,758,643
Thrivent Large Cap Growth Portfolio II	330,539	244,542	163,792
Thrivent Partner Growth Stock Portfolio	705,766	387,098	232,599
Thrivent Large Cap Value Portfolio	1,659,688	888,066	401,162
Thrivent Large Cap Stock Portfolio	2,350,191	1,068,709	414,448
Thrivent Large Cap Index Portfolio	2,421,652	1,921,940	2,039,438
Thrivent Real Estate Securities Portfolio	825,873	136,812	—
Thrivent Balanced Portfolio	2,316,644	2,078,597	2,156,957
Thrivent High Yield Portfolio	3,440,286	3,118,763	3,460,890
Thrivent High Yield Portfolio II	372,277	226,365	145,010
Thrivent Income Portfolio	4,086,111	4,464,521	4,783,013
Thrivent Bond Index Portfolio	916,411	790,763	472,582
Thrivent Limited Maturity Bond Portfolio	1,088,167	766,012	393,756
Thrivent Mortgage Securities Portfolio	219,731	74,580	—
Thrivent Money Market Portfolio	1,103,173	1,266,807	1,445,375

Investment Subadvisory Fees

Thrivent Financial pays an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner Small Cap Growth Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Small Cap Growth Portfolio’s average daily net assets subadvised by Turner. The subadvisory fee is equal to 0.65% of average daily net assets.

Thrivent Financial pays Westcap an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner Small Cap Growth Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Small Cap Growth Portfolio’s average daily net assets subadvised by Westcap. The subadvisory fee is equal to 0.50% of average daily net assets.

Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Mid Cap Value Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Mid Cap Value Portfolio’s average daily net assets. The percentage decreases as the Portfolio’s assets increase. The subadvisory fee is equal to .50% of average daily net assets up to $250 million and .45% of average daily net assets over $250 million.

Thrivent Financial pays Price International an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner International Stock Portfolio. The fee payable is equal to the following percentage of Thrivent Partner International Stock Portfolio’s average daily net assets subadvised by Price International:

0.75% on the first $20 million of average daily net assets

0.60% on the next $30 million of average daily net assets

0.50% on the next $150 million of average daily net assets

0.50% of all average daily net assets when assets exceed $200 million /1/

0.45% of all average daily net assets when assets exceed $500 million /1/

/1/	When average daily net assets exceed this amount, the annual rate is applicable to all amounts subadvised by Price International in Thrivent Partner International Stock Portfolio.

For purposes of determining breakpoints, the subadvised assets invested in Thrivent Partner International Stock Fund will be included in determining average daily net assets.

Thrivent Financial pays Mercator an annual subadvisory fee for the performance of subadvisory services for the Thrivent Partner International Stock Portfolio. The fee payable is equal to a percentage of the Thrivent Partner International Stock Portfolio’s average daily net assets subadvised by Mercator. The subadvisory fee is equal to 0.47% of average daily net assets.

Thrivent Financial pays FMR an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner All Cap Portfolio. The fee payable is equal to a percentage of the Thrivent Partner All Cap Portfolio’s average daily net assets. The percentage decreases as the Portfolio’s assets increase. The subadvisory fee is equal to .60% of average daily net assets up to $100 million, .55% of average daily net assets over $100 million but not over $500 million, .50% of average daily net assets over $500 million but not over $750 million, and .45% of average daily net assets over $750 million.

Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Growth Stock Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Growth Stock Portfolio’s average daily net assets. The percentage decreases as the Portfolio’s assets increase. The subadvisory fee is equal to 0.40% of average daily net assets upto $500 million and 0.35% of the average daily net assets over $500 million.

Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services provided for the Thrivent Partner Small Cap Value Portfolio. The fee payable is equal to a percentage of the Thrivent Partner Small Cap Value Portfolio’s average daily net assets. The subadvisory fee is equal to 0.600% of average daily net assets.

OTHER SERVICES

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the securities held by the Portfolios and is authorized to use various securities depository facilities, such as the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, an independent registered public accounting firm, provides professional services to the Fund, including audits of the Fund’s annual financial statements, assistance and consultation in connection with tax matters, Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Fund.

Administration Contract

Thrivent Financial provides administrative personnel and services necessary to operate the Portfolios on a daily basis for a fee equal to 0.03 percent of each Portfolios’ average daily net assets. Thrivent Partner Small Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Partner International Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio, and Thrivent Money Market Portfolio began paying the administrative services fee on January 1, 2004. Thrivent Technology Portfolio, Thrivent Thrivent Partner Small Cap Value Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Balanced Portfolio, Thrivent High Yield Portfolio II, Thrivent Bond Index Portfolio, and Thrivent Mortgage Securities Portfolio began paying an administrative services fee equal to 0.02 percent on January 1, 2004, and have paid an administrative services fee equal to 0.03 percent since May 1, 2004. The total dollar amounts paid to Thrivent Financial for administrative services for the fiscal year ending December 31, 2004 are as follows:

Portfolio	$13,255
Thrivent Technology
Portfolio

Thrivent Partner	13,960
Small Cap Growth
Portfolio

Thrivent Partner	12,433
Small Cap Value
Portfolio

Thrivent Small Cap	48,640
Stock Portfolio

Thrivent Small Cap	114,028
Index Portfolio

Thrivent Mid Cap	196,771
Growth Portfolio

Thrivent Mid Cap	10,614
Growth Portfolio II

Thrivent Mid Cap	23,893
Stock Portfolio

Thrivent Mid Cap	28,075
Index Portfolio

Thrivent Partner	167,122
International Stock
Portfolio

Thrivent Partner All	15,666
Cap Portfolio

Thrivent Large Cap	722,098
Growth Portfolio

Thrivent Large Cap	12,395
Growth Portfolio II

Thrivent Partner	26,466
Growth Stock
Portfolio

Thrivent Large Cap	82,984
Value Portfolio

Thrivent Large Cap	97,859
Stock Portfolio

Thrivent Large Cap	204,753
Index Portfolio

Thrivent Real Estate	28,681
Securities Portfolio

Thrivent Balanced	194,829
Portfolio

Thrivent High Yield	258,021
Portfolio

Thrivent High Yield	25,166
Portfolio II

Thrivent Income	306,458
Portfolio

Thrivent Bond Index	70,683
Portfolio

Thrivent Limited	81,613
Maturity Bond
Portfolio

Thrivent Mortgage	12,073
Securities Portfolio

Thrivent Money	82,738
Market Portfolio

Accounting Services Agreement

Pursuant to an Accounting Services Agreement (Agreement) between the Fund and Thrivent Financial, Thrivent Financial provides certain accounting and pricing services to the Portfolios. These services include calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on subadviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for the Portfolios.

The principal reason for having Thrivent Financial provide these services is cost. Thrivent Financial has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The payments for the past three fiscal years are shown below.

Portfolio	12/31/04	12/31/03	12/31/02
Thrivent Technology Portfolio	$14,004	39,000	39,000

Thrivent Partner Small Cap Growth Portfolio	14,004	13,125	—

Thrivent Partner Small Cap Value Portfolio	12,996	18,333	—

Thrivent Small Cap Stock Portfolio	21,996	39,000	39,000

Thrivent Small Cap Index Portfolio	38,004	39,500	39,500

Thrivent Mid Cap Growth Portfolio	55,416	37,500	—

Thrivent Mid Cap Growth Portfolio II	14,004	13,125	—

Thrivent Mid Cap Stock Portfolio	15,996	39,000	39,000

Thrivent Mid Cap Index Portfolio	18,996	39,000	39,000

Thrivent Partner International Stock Portfolio	50,051	45,000	—

Thrivent Partner All Cap Portfolio	18,996	13,125	—

Thrivent Large Cap Growth Portfolio	195,000	108,750	—

Thrivent Large Cap Growth Portfolio II	18,000	13,125	—

Thrivent Partner Growth Stock Portfolio	15,996	13,125	—

Thrivent Large Cap Value Portfolio	24,996	13,125	—

Thrivent Large Cap Stock Portfolio	27,000	39,000	39,000

Thrivent Large Cap Index Portfolio	63,996	50,000	50,000

Thrivent Real Estate Securities Portfolio	14,004	18,333	—

Thrivent Balanced Portfolio	65,004	50,000	50,000

Thrivent High Yield Portfolio	87,996	48,750	—

Thrivent High Yield Portfolio II	27,000	40,000	40,000

Thrivent Income Portfolio	102,996	52,500	—

Thrivent Bond Index Portfolio	30,996	40,000	40,000

Thrivent Limited Maturity Bond Portfolio	27,996	16,875	—

Thrivent Mortgage Securities Portfolio	14,004	18,333	—

Thrivent Money Market Portfolio	39,000	37,500	—

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS

Brokerage Transactions

In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Thrivent Financial, acting by its own officers, directors or employees or by a subadviser, including Turner, Westcap, GSAM, Price International, Mercator, FMR, and T. Rowe Price, to select the brokers or dealers that will execute purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Financial and the subadvisers will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Financial and the subadvisers will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Financial and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Financial and the subadvisers or an affiliate of Thrivent Financial or the subadvisers exercises investment discretion.

Thrivent Financial and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Financial or a subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Financial or a subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Financial or a subadviser.

The Fund’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Financial, Turner, Westcap, GSAM, Price International, Mercator, FMR, and T. Rowe Price, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Financial and its affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a Portfolio.

Affiliated Transactions

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC, provided it determines that these affiliates’ products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms.

Brokerage Commissions

During the last three fiscal years, the Portfolios paid the following brokerage fees:

Portfolio	12/31/04	12/31/03	12/31/02
Thrivent Technology Portfolio	132,605	$106,355	$42,719
Thrivent Partner Small Cap Growth Portfolio	340,991	65,235	82,605
Thrivent Partner Small Cap Value Portfolio	191,280	44,434	N/A
Thrivent Small Cap Stock Portfolio	537,287	586,617	182,190
Thrivent Small Cap Index Portfolio	94,160	95,202	109,681
Thrivent Mid Cap Growth Portfolio	3,684,063	2,249,845	2,390,612
Thrivent Mid Cap Growth Portfolio II	179,436	83,221	147,741
Thrivent Mid Cap Stock Portfolio	342,556	164,125	83,107
Thrivent Mid Cap Index Portfolio	67,725	57,804	27,940
Thrivent Partner International Stock Portfolio	421,667	581,318	487,255
Thrivent Partner All Cap Portfolio /(1)/	239,254	140,057	211,355
Thrivent Large Cap Growth Portfolio	7,114,490	7,481,955	8,284,261
Thrivent Large Cap Growth Portfolio II	144,518	230,484	140,151
Thrivent Partner Growth Stock Portfolio	115,361	70,760	70,318
Thrivent Large Cap Value Portfolio	448,470	231,995	264,189
Thrivent Large Cap Stock Portfolio	606,172	325,433	66,867
Thrivent Large Cap Index Portfolio	57,279	52,519	93,618
Thrivent Real Estate Securities Portfolio	363,966	82,903	N/A
Thrivent Balanced Portfolio	39,120	36,430	125,573
Thrivent High Yield Portfolio	9,837	45,704	18,184
Thrivent High Yield Portfolio II	5,225	4,226	0
Thrivent Income Portfolio	178,782	7,225	0
Thrivent Bond Index Portfolio	0	0	0
Thrivent Limited Maturity Bond Portfolio	23,575	565	0
Thrivent Mortgage Securities Portfolio	0	0	N/A
Thrivent Money Market Portfolio	0	0	0

(1)	The aggregate amount of commissions paid to affiliated brokerage firms by Thrivent All Cap Portfolio was $6,064 in 2004, $5,368.92 in 2003, and $0 in 2002.

The following table indicates the total amount of brokerage commissions paid by each Portfolio to firms that provided research services and the aggregate amount of transactions relating to such commissions for the fiscal year ended December 31, 2004. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.

Portfolio	Commissions	Aggregate Transactions
Thrivent Technology Portfolio	120,944	59,328,409
Thrivent Partner Small Cap Growth Portfolio	41,403	18,473,615
Thrivent Partner Small Cap Value Portfolio	127,750	72,014,501
Thrivent Small Cap Stock Portfolio	495,386	293,830,599
Thrivent Small Cap Index Portfolio	93,590	182,254,981
Thrivent Mid Cap Growth Portfolio	3,480,046	1,920,426,788
Thrivent Mid Cap Growth Portfolio II	150,978	133,366,364
Thrivent Mid Cap Stock Portfolio	313,705	198,025,388
Thrivent Mid Cap Index Portfolio	67,713	88,529,752
Thrivent Partner International Stock Portfolio /(1)/	167,544	106,165,620
Thrivent Partner All Cap Portfolio	28,184	154,286

Portfolio	Commissions	Aggregate Transactions
Thrivent Large Cap Growth Portfolio	6,842,783	4,739,108,768
Thrivent Large Cap Growth Portfolio II	101,415	104,350,284
Thrivent Partner Growth Stock Portfolio	38,808	29,387,313
Thrivent Large Cap Value Portfolio	427,516	335,920,405
Thrivent Large Cap Stock Portfolio	566,468	514,534,136
Thrivent Large Cap Index Portfolio	57,257	123,201,175
Thrivent Real Estate Securities Portfolio	272,744	209,876,789
Thrivent Balanced Portfolio	39,107	77,954,553
Thrivent High Yield Portfolio	4,987	5,450,388
Thrivent High Yield Portfolio II	278	134,857
Thrivent Income Portfolio	156,577	3,621,299
Thrivent Bond Index Portfolio	0	0
Thrivent Limited Maturity Bond Portfolio	21,435	24,435
Thrivent Mortgage Securities Portfolio	0	0
Thrivent Money Market Portfolio	0	0

Portfolio Turnover Rate

The rate of portfolio turnover in the Portfolios will not be a limiting factor when Thrivent Financial or a subadviser deems changes in a Portfolio’s assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio’s investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

For the last three fiscal years, the portfolio turnover rates in the Portfolios were as follows:

Portfolio	12/31/04	12/31/03	12/31/02
Thrivent Technology Portfolio	59%	68%	57%
Thrivent Partner Small Cap Growth Portfolio	255%	52%	29%
Thrivent Partner Small Cap Value Portfolio	106%	54%	N/A
Thrivent Small Cap Stock Portfolio	93%	122%	92%
Thrivent Small Cap Index Portfolio	21%	15%	17%
Thrivent Mid Cap Growth Portfolio	150%	79%	51%
Thrivent Mid Cap Growth Portfolio II	227%	105%	171%
Thrivent Mid Cap Stock Portfolio	126%	85%	59%
Thrivent Mid Cap Index Portfolio	23%	25%	14%
Thrivent Partner International Stock Portfolio	63%	26%	20%
Thrivent Partner All Cap Portfolio	172%	163%	192%

Thrivent Large Cap Growth Portfolio	104%	101%	83%
Thrivent Large Cap Growth Portfolio II	177%	261%	214%
Thrivent Partner Growth Stock Portfolio	33%	41%	37%
Thrivent Large Cap Value Portfolio	51%	32%	104%
Thrivent Large Cap Stock Portfolio	68%	33%	7%
Thrivent Large Cap Index Portfolio	6%	1%	6%
Thrivent Real Estate Securities Portfolio	119%	45%	N/A
Thrivent Balanced Portfolio	119%	69%	25%
Thrivent High Yield Portfolio	71%	86%	79%
Thrivent High Yield Portfolio II	91%	96%	100%
Thrivent Income Portfolio	207%	251%	151%
Thrivent Bond Index Portfolio	349%	213%	38%
Thrivent Limited Maturity Bond Portfolio	219%	255%	236%
Thrivent Mortgage Securities Portfolio	684%	921%	N/A

CAPITAL STOCK

The total number of shares of capital stock which the Fund has authority to issue is 10,000,000,000 shares of the par value of .01 per share. All shares are divided into certain classes of capital stock, each class comprising a certain number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board of Directors.

Class	Number of Shares
Thrivent Technology Portfolio Capital Stock	125,000,000
Thrivent Partner Small Cap Growth Portfolio Capital Stock	125,000,000
Thrivent Partner Small Cap Value Portfolio Capital Stock	125,000,000
Thrivent Small Cap Stock Portfolio Capital Stock	150,000,000
Thrivent Small Cap Index Portfolio Capital Stock	200,000,000
Thrivent Mid Cap Growth Portfolio Capital Stock	400,000,000
Thrivent Mid Cap Growth Portfolio II Capital Stock	125,000,000
Thrivent Mid Cap Stock Portfolio Capital Stock	125,000,000
Thrivent Mid Cap Index Portfolio Capital Stock	150,000,000
Thrivent Partner International Stock Portfolio Capital Stock	400,000,000
Thrivent Partner All Cap Portfolio Capital Stock	125,000,000
Thrivent Large Cap Growth Portfolio Capital Stock	1,000,000,000
Thrivent Large Cap Growth Portfolio II Capital Stock	125,000,000

Class	Number of Shares
Thrivent Partner Growth Stock Portfolio Capital Stock	125,000,000
Thrivent Large Cap Value Portfolio Capital Stock	200,000,000
Thrivent Large Cap Stock Portfolio Capital Stock	400,000,000
Thrivent Large Cap Index Portfolio Capital Stock	200,000,000
Thrivent Real Estate Securities Portfolio Capital Stock	150,000,000
Thrivent Balanced Portfolio Capital Stock	400,000,000
Thrivent High Yield Portfolio Capital Stock	1,000,000,000

Class	Number of Shares
Thrivent High Yield Portfolio II Capital Stock	200,000,000
Thrivent Income Portfolio Capital Stock	1,000,000,000
Thrivent Bond Index Portfolio Capital Stock	200,000,000
Thrivent Limited Maturity Bond Portfolio Capital Stock	200,000,000
Thrivent Mortgage Securities Portfolio Capital Stock	125,000,000
Thrivent Money Market Portfolio Capital Stock	2,000,000,000
Thrivent Partner Mid Cap Value Portfolio	125,000,000
Thrivent Aggressive Allocation Portfolio	125,000,000
Thrivent Moderately Aggressive Allocation Portfolio	125,000,000
Thrivent Moderate Allocation Portfolio	125,000,000
Thrivent Moderately Conservative Allocation Portfolio	125,000,000

Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.

The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder’s name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the 1940 Act shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the 1940 Act) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.

The shares, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares relate. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.

The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board. Dividends or distributions on shares of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to the Portfolios.

Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.

NET ASSET VALUE

(All Portfolios Except the Thrivent Money Market Portfolio).

The net asset value per share is determined at the close of each day the New York Stock Exchange (the “NYSE”) is open, or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act.

Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.

The market value of each Portfolio’s securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:

•	Equity securities traded on the NYSE or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

•	Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

•	Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Thrivent Financial may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

•	Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

Short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.

For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange ratequoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

NET ASSET VALUE

(Thrivent Money Market Portfolio)

Securities held by the Thrivent Money Market Portfolio are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Thrivent Money Market Portfolio would receive if it sold the security.

The Thrivent Money Market Portfolio anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of 1.00 per share and the Thrivent Money Market Portfolio will use its best efforts to do so. However, such maintenance at 1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Thrivent Money Market Portfolio and the Thrivent Money Market Portfolio is compelled to sell such securities at a time when the prices that it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Thrivent Money Market Portfolio should have negative net income. It is expected that the Thrivent Money Market Portfolio will have positive net income at the time of each determination thereof.

The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

(1)	The Directors must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) from the Thrivent Money Market Portfolio’s net asset value per share under the amortized cost valuation method will be determined at such intervals as the Directors deem appropriate and reasonable in light of current market conditions, and the Directors must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

(2)	In the event such deviation from the Thrivent Money Market Portfolio’s net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Directors must promptly consider what action should be initiated by them, and when the Directors believe the extent of any deviation from the Thrivent Money Market Portfolio’s net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Directors);

(3)	The Thrivent Money Market Portfolio may not purchase any instrument with a remaining maturity greater than 397 calendar days or maintain a dollar-weighted average portfolio maturity that exceeds 90 days;

(4)	The Thrivent Money Market Portfolio must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Directors determine present minimal credit risks and which are “eligible securities” as defined in Rule 2a-7; and

(5)	The Thrivent Money Market Portfolio must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

Securities in which the Thrivent Money Market Portfolio invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term “Eligible Security” is limited to any security that:

(1)	(a) either (i) has received a short-term rating from a nationally recognized statistical rating organization (NRSRO”) or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (ii) is subject to a guarantee that has received a short-term rating from an NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the two highest short-term major rating categories; or

(2)	is unrated but is of comparable quality to a rated security as described in (1), above, and that at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from an NRSRO in any NRSRO major rating category outside of the NRSRO’s three highest major rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term major rating categories.

As indicated in the Prospectus, at least 95% of the Thrivent Money Market Portfolio’s total assets will consist of government securities and “first tier” eligible securities as defined in Rule 2a-7 under the 1940 Act, with the balance of the Thrivent Money Market Portfolio’s assets invested in “second tier” eligible securities as defined in Rule 2a-7. For this purpose, “second tier” eligible securities generally are those that have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities. The Thrivent Money Market Portfolio may not invest more than the greater of 1% of its total assets or 1 million in “second tier” eligible securities of any single issuer.

TAX STATUS

The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:

•	derive at least 90% of its gross income from dividends, interest, gains

•	from the sale of securities, and certain other investments;

•	invest in securities within certain statutory limits; and

•	distribute at least 90% of its ordinary income to shareholders.

It is each Portfolio’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

To avoid payment of a 4% excise tax, each Portfolio is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending December 31.

DISTRIBUTIONS

Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that Portfolio.

Dividends

Dividends are declared and paid as follows:

Declared daily and paid daily	Thrivent High Yield Portfolio II
Thrivent Income Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Portfolio
Thrivent High Yield Portfolio
Thrivent Bond Index Portfolio

Declared daily and paid monthly	Thrivent Money Market Portfolio

Declared and paid annually	Thrivent Partner Small Cap Growth Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Growth Portfolio II
Thrivent Partner Mid Cap Value Portfolio
Thrivent Partner International Stock Portfolio
Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Growth Portfolio II
Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Technology Portfolio
Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Balanced Portfolio
Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio

Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by a Portfolio.

Capital Gains

While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Financial or the subadviser believes it to be advisable. Such changes may result in the realization of capital gains. Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in February.

Contract owners should review the documents pertaining to their variable contracts for information regarding the personal tax consequences of purchasing such a contract.

Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.

DESCRIPTION OF DEBT RATINGS

Ratings by Moody’s

Moody’s Investors Service, Inc. describes grades of corporate debt securities and “Prime-1” and “Prime-2” commercial paper as follows:

Bonds:

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return of funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Ratings by Standard & Poor’s

Standard & Poor’s Corporation describes grades of corporate debt securities and “A” commercial paper as follows:

Bonds:

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A	Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB	Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC typically is currently highly vulnerable to nonpayment.

C	The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D	Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

Commercial Paper:

Commercial paper rated A by Standard & Poor’s Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is “A” or better (however, in some cases a “BBB” long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer’s industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements in the Annual Report of the Fund for the year ended December 31, 2004, is a separate report furnished with this SAI and is incorporated herein by reference.

Appendix A

PROXY VOTING POLICIES

The Fund has adopted the proxy voting policies of Thrivent Financial for Lutherans and Thrivent Investment Management, Inc. Those policies, and the proxy voting policies of its subadvisers, are described below.

THRIVENT FINANCIAL FOR LUTHERANS AND

THRIVENT INVESTMENT MANAGEMENT INC.

PROXY VOTING PROCESS AND POLICIES SUMMARY

•	RESPONSIBILITY TO VOTE PROXIES

Overview. Thrivent Financial for Lutherans and Thrivent Investment Management Inc. (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

•	ADMINISTRATION OF POLICIES AND PROCEDURES

Portfolio Compliance and Valuation Committee. Thrivent Financial’s Portfolio Compliance and Valuation Committee (“Compliance Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. While the Compliance Committee sets voting guidelines and serves as a resource for Thrivent Financial portfolio management, it does not have proxy voting authority for any Thrivent Fund or institutional account. Rather, this responsibility is held by Thrivent Financial portfolio management and investment operations.

Investment Operations. The Investment Operations Staff (“Investment Operations”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures, and for ensuring that all meeting notices are reviewed and important non-routine proxy matters are communicated to the portfolio managers for consideration.

•	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Compliance Committee relies upon ISS research in helping to establish Thrivent

Finanicial’s proxy voting guidelines, Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to Thrivent Financial through both ProxyMaster.com and VoteX, ISS web-based applications. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies inconsistently with Thrivent Financial’s policies as set by the Compliance Committee and instruct Investment Operations to vote all proxies accordingly. Portfolio managers who vote their proxies inconsistent with Thrivent Financial’s guidelines are required to document the rationale for their vote. Investment Operations is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to Thrivent Financial’s policy.

Summary of Thrivent Financial’s Voting Policies

Specific voting guidelines have been adopted by the Compliance Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues - Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation - Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors - Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues - Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues - In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, Investment Operations enters votes electronically into ISS’s ProxyMaster or VoteX system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to Thrivent Financial indicating that the votes were successfully transmitted.

On a periodic basis, Investment Operations queries the ProxyMaster or VoteX system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, Investment Operations contacts the applicable portfolio manager if the vote for a particular client or Thrivent Fund has not yet been recorded in the computer system on a non-routine proposal.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Compliance Committee is also responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Compliance Committee using recommendations from ISS, an independent third party.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by Investment Operations to the Compliance Committee for immediate resolution. The Compliance Committee then assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

REPORTING AND RECORD RETENTION

Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently than the Thrivent Financial voting guidelines. In addition, any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines, Compliance Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years.

Vote Summary Reports will be generated for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Reports normally cover quarterly or annual periods.

Fidelity Fund Proxy Voting Guidelines

(including funds sub-advised by FMR Co.

for which FMR Co. has been granted voting authority)

March 2005

I.	General Principles

A.	Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B.	Non-routine proposals will generally be voted in accordance with the guidelines.

C.	Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

D.	Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies’ relationship, business or otherwise, with that portfolio company.

E.	The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II.	Definitions (as used in this document)

A.	Large capitalization company - a company included in the Russell 1000 stock index.

B.	Small capitalization company - a company not included in the Russell 1000 stock index.

C.	Anti-takeover plan - includes fair price amendments; classified boards; “blank check” preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

D.	Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

E.	Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

F.	Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

G.	Sunset provision - a condition in a charter or plan that specifies an expiration date.

H.	Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III.	Directors

A.	Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:

1.	An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

a.	The poison pill includes a sunset provision of less than 5 years;

b.	The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

c.	Shareholder approval is required to reinstate the poison pill upon expiration.

FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2.	The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

4.	The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

B.	Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

C.	Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

IV.	Compensation

A.	Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

1.	(a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms or board resolution, are met:

a.	The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b.	The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

3.	The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

4.	The granting of awards to non-employee directors is subject to management discretion.

5.	In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

1.	The shares are granted by a compensation committee composed entirely of independent directors; and

2.	The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B.	Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the equity proposed to be exchanged or repriced exceeded FMR’s dilution thresholds when initially granted;

3.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4.	The company’s relative performance compared to other companies within the relevant industry or industries;

5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.	Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

D.	Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E.	Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.	Anti-Takeover Plans

FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

A.	The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

B.	The anti-takeover plan includes the following:

1.	the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

2.	the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

3.	shareholder approval is required to reinstate the anti-takeover plan upon expiration;

4.	the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

5.	the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

C.	It is an anti-greenmail proposal that does not include other anti-takeover provisions.

D.	It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

FMR will generally vote against a provision to increase a Company’s common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

B.	New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

D.	Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Auditors

A.	FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.	FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.	Other

A.	Voting Process

FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

October 2003

Goldman Sachs Asset Management

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management (“GSAM”)_ has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the”Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

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In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process. The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration. Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS

Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations. In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in

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connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts. As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value. Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

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GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party. Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

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Appendix A

ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply: An auditor has a financial interest in or association with the company, and is therefore not independent,              Fees for non-audit services are excessive, or              There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

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d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the

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proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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8. Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders. It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

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Historic trading patterns

Rationale for the repricing

Value-for-value exchange

Option vesting

Term of the option

Exercise price

Participation

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value;

Offering period is 27 months or less; and

Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

MERCATOR

MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

MAM Proxy Voting Policies:

•	Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is an fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

•	MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

•	MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes..

Proxy Voting Procedures:

•	Designated Proxy Officer of MAM is responsible for client proxy votes.

•	MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client’s best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

•	Full documentation is kept on each vote cast in every client account.

•	Additionally, the CCO will review and sign-off on the following votes: Any vote presented to MAM’s investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

•	Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM’s investment committee for a decision.

•	Procedures are in place to assure voting is done in a timely manner.

Proxy Voting Reporting:

Reporting of proxy voting is available to all of our clients upon request.

T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relative, to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis,

T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT, LLC

TURNER INVESTMENT ADVISORS, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations

and Technology Administration

C/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

WESTCAP

INVESTORS

PROXY POLICY AND PROCEDURES

POLICY

WESTCAP Investors, LLC (“WESTCAP”) acts as investment manager or investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). As “investment manager” or “investment adviser” we vote proxies as part of our authority to manage, acquire and dispose of account assets when delegated by the client (or for ERISA accounts, unless the “named fiduciary” has explicitly reserved that authority for itself). When voting proxies for clients, our utmost concern is that all decisions be made solely in the best interest of our clients (for ERISA accounts, “plan beneficiaries and participants”, in accordance with the letter and spirit of ERISA) in their capacity as shareholders. We will act in a manner we deem prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE:

The purpose of these Proxy Policy and Procedures is to memorialize the procedures and policies adopted by WESTCAP to enable it to comply with its accepted responsibilities.

PROCEDURES:

The Proxy Policy Committee (“PPC”) is responsible for establishing the guidelines by which we vote our proxies. The Proxy Administrator is responsible for reviewing the proxy proposals to determine which proposals may be voted in accordance with previously established guidelines or precedents. The proposals which are not clearly governed by the guidelines will require the further review and approval of the members of PPC. In addition, PPC will meet briefly whenever necessary or desirable to review proxy voting matters.

While how best to vote a proxy to maximize investment return may not be clear or be able to be decided with certainty in all cases, Westcap will exercise its best judgment to vote proxies so as to maximize investment return.

PROXY ADMINISTRATOR

The Proxy Administrator supervises and oversees the voting of all proxies. The Proxy Administrator reviews open issues on proxies and uses such available resources, such as the recommendation services provided by Institutional Shareholder Services (“ISS”), as it deems appropriate to help in evaluating the issues. Usually, the company’s proxy statement contains sufficient information to make a specific voting decision; however, additional information is available if needed, such as the Annual Report and reports from ISS or other proxy evaluation services. These outside services assist us by providing a summary of the pros and cons of the proposals outlined in the proxy statements. In some cases the Administrator may also obtain input from the portfolio managers regarding any stock they hold in their portfolios. After analyzing the issues based on the accumulated information and the guidelines, the proxy will be voted in accordance with the guidelines, or if the guidelines do not govern or the issue is controversial, the Proxy Administrator will forward the proxy and materials to the IPC for further review and approval.

RECORD KEEPING

Westcap is presently using ISS to assist in the voting of and record keeping of proxies. ISS is used to retrieve and print information or reports regarding a particular proxy, issue, or account.

ISS receives a list of Westcap accounts which held the stock in question as of the designated record date. A filter is done against the list to eliminate accounts for which Westcap does not have voting authority. The remaining list is checked against actual forms/cards received by ISS to determine that ISS has received a proxy for each account for which it has voting responsibility. A timely follow up is made by ISS with the client’s custodian for the missing forms/cards. As the meeting date approaches ISS makes a reasonable effort to get all shares for which Westcap has voting responsibility.

A list of Westcap accounts and the number of shares held by each of the companies presenting the proxy is established on the ISS system through coordination with Westcap’s portfolio accounting system. The voting direction in accordance with the guidelines is affirmed or transmitted to Proxyedge, the electronic voting system used by ISS. The date the proxy card was actually received at ISS is recorded. The final step is to record the date the proxy was actually voted and mailed.

The Proxy Administrator receives quarterly reports from ISS for voted proxies. On an as needed basis, Westcap can retrieve a report for a client for a requested period all proxies were voted, along with how each issue was voted and any comments or guidelines expressed by Westcap.

Westcap’s voting decision is noted in the ISS system which is retained in electronic form for a minimum of three years.

CONFLICTS OF INTEREST

Westcap is sensitive to conflicts of interest that may arise in the proxy decision making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Westcap; (ii) a proponent of a proxy proposal has a business relationship with Westcap (e.g., an employee group for which Westcap manages money); (iii) Westcap has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) a Westcap employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Westcap executive has a relative who serves as a director of a company). Westcap is committed to resolving all such and similar conflicts in its clients’ collective best interest. Westcap has developed this Proxy Policy to serve the collective best interests of its clients, and accordingly, will generally vote pursuant to this Proxy Policy when conflicts of interest arise. When there are proxy voting proposals, however, that give rise to conflicts of interest and are not addressed by this Proxy Policy, the Investment Policy Committee will consult Westcap’s Compliance Officer and senior management. The IPC, Compliance Officer and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Westcap and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Westcap’s obligation to vote in its clients’ collective best interest.

No actual conflicts of interest have been identified by Westcap.

GUIDELINES

Each proxy issue will be considered individually. The following general guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

VOTE AGAINST

(a)	Issues regarding Board entrenchment and anti-takeover measures such as the following:

(i)	Proposals to stagger board members’ terms;

(ii)	Proposals to limit the ability of shareholders to call special meetings;

(iii)	Proposals to require super majority votes;

(iv)	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

(v)	Proposals regarding “fair price” provisions;

(vi)	Proposals regarding “poison pill” provisions; and

(vii)	Permitting “green mail”.

(b)	Providing cumulative voting rights.

(c)	“Social issues,” unless specific client guidelines supersede, e.g. restrictions regarding South Africa.

VOTE FOR

(a)	Date and place of Annual Meeting.

(b)	Rotation of Annual Meeting Place.

(c)	Limitation on charitable contributions, fees paid to lawyers.

(d)	Ratification of directors’ actions on routine matters since previous Annual Meeting.

(e)	Confidential voting.

CASE-BY-CASE

(1)	Pay Directors solely in stock.

(2)	Eliminate Director mandatory retirement policy.

(3)	Mandatory retirement age for directors.

(4)	Rotate annual meeting location/date.

(5)	Option and stock grants to management and directors.

(6)	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

(7)	Election of auditors recommended by management

(8)	Limit Directors Liability

(9)	Election of directors recommended by management, except if there is a proxy fight.

(Revised 6/03)